TIP FUNDS
                            TARGET SELECT EQUITY FUND

Dear Shareholder:

         A Special Meeting of Shareholders of the Target Select Equity Fund (the "Fund") of TIP Funds (the "Trust") has been scheduled for Thursday, October 19, 2000 ("Special Meeting"). If you are a Shareholder of record as of the close of business on Friday, September 1, 2000, you are entitled to vote at the Special Meeting and at any adjournment thereof.

         While you are, of course, welcome to join us at the Special Meeting, most Shareholders will cast their votes by filling out and signing the enclosed Proxy Card. Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

         The attached Prospectus/Proxy Statement is designed to give you information relating to the proposal upon which you will be asked to vote. The Board of Trustees of the Trust's Target Select Equity Fund (the "Board") is recommending that you approve a reorganization of the Fund under which the Fund would be combined with and into a corresponding series of Alpha Select Funds ("Alpha Select"). Assuming approval by Shareholders of the Fund, each holder of shares of the Fund will receive a number of shares of the Alpha Select's Target Select Equity Fund equal in dollar value of the Fund owned by such holder at the time of the combination (the "Reorganization"). It is not anticipated that the Reorganization will have any tax consequences for the TIP Funds or its shareholders. As further explained in the accompanying Prospectus/Proxy Statement, Turner Investment Partners, Inc. will continue to manage a portion of the assets managed in the Target Select Style. The Board has recommended approval of the combination, and we encourage you to support the recommendation to approve the proposal.

         We are proposing the Reorganization principally to provide access to broader distribution channels and to introduce new management and advisory structures. Alpha Select Funds will be available to investors in both retail and institutional distribution channels. We hope that, as a part of Alpha Select, the Target Select approach will achieve operating efficiencies, and possibly realize economies of scale.

         Your vote is important to us. Please do not hesitate to call 1-800-224-6312 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Fund.

                                    Sincerely,

                                    /s/STEPHEN KNEELEY
                                    Stephen Kneeley
                                    President

               INFORMATION ABOUT YOUR PROSPECTUS/PROXY STATEMENT

Q. WHY AM I RECEIVING THIS PROSPECTUS/PROXY STATEMENT?

A. TIP Funds (the "Trust") seeks your approval of a reorganization (the "Reorganization") of the Trust's Target Select Equity Fund (the "Fund"). The Trust's Board of Trustees recommends approval of the Reorganization because it believes that it will result in a structure that more appropriately serves the needs of shareholders.

Q. HOW WILL THE REORGANIZATION WORK?

A. The Fund will transfer all of its assets and liabilities to the Target Select Equity Fund (the "Target Select Fund"), a series of the Alpha Select Funds, in return for shares of the Target Select Fund having an equivalent aggregate value pursuant to an Agreement and Plan of Reorganization and Liquidation (the "Plan"). The assets of the Fund will be transferred at their current value as of the Reorganization date, and the shares provided in return will have a total value equal to the transferred net assets, again as of the Reorganization date. Finally, the Fund will distribute the Target Select Fund shares received by it to its shareholders in a liquidating distribution. Shareholders of the Fund will thus effectively be converted into shareholders of the Alpha Select Fund. If the Plan is carried out as proposed, there will be no federal tax consequences to the Fund or its shareholders.

     Please refer to the prospectus/proxy statement for a detailed explanation of the proposal, and for full descriptions of the Trust, the Fund, Alpha Select Funds, and the Target Select Fund.

Q. HOW WILL THIS AFFECT MY ACCOUNT?

A. Following the Reorganization, you will be a shareholder of the Target Select Fund. As more fully described in the prospectus/proxy statement, the adviser to the Target Select Fund will be Concentrated Capital Management, LP, a newly formed firm sponsored by Turner Investment Partners, Inc. and CCM Holdings Corp., a company organized by Gregory J. Berlacher and Stephen Marcus, that will employ a multi-manager approach to managing the Target Select Fund's assets. The Target Select Fund's assets will be managed on a day-to-day basis by three advisers, Fund Asset Management, L.P., doing business as Mercury Advisors, Evergreen Investment Management Company, and Turner Investment Partners, Inc. The Reorganization will not, however, affect the value of your account at the time of Reorganization.

Q. WHY DO I NEED TO VOTE?

A. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Q. HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of the Trust recommends that you vote "FOR" the Reorganization.

Q. WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDERS MEETING?

A. Turner Investment Partners, Inc., will pay the costs of the shareholder meeting and this prospectus/proxy statement.

Q. WHERE DO I MAIL MY PROXY CARD?

A. You may use the enclosed postage-paid envelope or mail your proxy card to:

         TIP Funds
         c/o ADP
         53 Mercedes Way
         Edgewood, NY  11717

You may also vote by telephone. Please follow the enclosed instructions to utilize these methods of voting.

Q. WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy solicitation. Please call us at (800) 224-6312 between 8:00 a.m. and 5:30 p.m. Eastern Time, Monday through Friday.

                                    TIP FUNDS
                              1235 WESTLAKES DRIVE
                                    SUITE 350
                           BERWYN, PENNSYLVANIA 19312

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 19, 2000

Notice is hereby given that a Special Meeting ("Special Meeting") of Shareholders of the Target Select Equity Fund (the "Fund") of TIP Funds (the "Trust") will be held at the offices of SEI Investments Company ("SEI"), Oaks, Pennsylvania 19456, on Thursday, October 19, 2000, at 2:00 p.m. (Eastern Time) for the purpose of considering the proposal set forth below.

At the Special Meeting, Shareholders of the Fund will be asked to consider and act upon a proposed Agreement and Plan of Reorganization and Liquidation, pursuant to which the Fund will transfer all of its assets and liabilities to the Target Select Equity Fund (the "Target Select Fund"), a portfolio of Alpha Select Funds ("Alpha Select") with a similar investment objective and comparable investment policies, in exchange for shares of the Target Select Fund. The proposal, which is more fully described in the attached prospectus/proxy statement, is as follows:

1. APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION BETWEEN THE TRUST, ON BEHALF OF THE TIP FUNDS TARGET SELECT EQUITY FUND, AND ALPHA SELECT FUNDS, ON BEHALF OF THE ALPHA SELECT FUNDS TARGET SELECT EQUITY FUND.

The persons named as proxies are authorized to vote on such other business as may properly come before the Special Meeting in accordance with their own discretion.

All Shareholders are cordially invited to attend the Special Meeting. However, if you are unable to attend the Special Meeting, you are requested to mark, sign and date the enclosed Proxy Card(s) and return it promptly in the enclosed, postage-paid envelope so that the Special Meeting may be held and a maximum number of shares may be voted. You may also vote over the internet or by telephone. Please follow the enclosed instructions to utilize these methods of voting.

Shareholders of record at the close of business on Friday, September 1, 2000 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

                                            BY ORDER OF THE BOARD OF TRUSTEES


                                            /s/JAMES W. JENNINGS
                                            JAMES W. JENNINGS,  SECRETARY

September 29, 2000

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOU CONVENIENCE

                           PROSPECTUS/PROXY STATEMENT


                               SEPTEMBER 29, 2000

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                            TARGET SELECT EQUITY FUND
                                   A SERIES OF

                                    TIP FUNDS
                              1235 WESTLAKES DRIVE
                                    SUITE 350
                           BERWYN, PENNSYLVANIA 19312
                                 (800) 224-6312

                        BY AND IN EXCHANGE FOR SHARES OF

                            TARGET SELECT EQUITY FUND
                                   A SERIES OF

                               ALPHA SELECT FUNDS
                              1235 WESTLAKES DRIVE
                                    SUITE 350
                           BERWYN, PENNSYLVANIA 19312
                                 (888) TIP-7654


This prospectus/proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees ("Board" or "Trustees") of TIP Funds (the "Trust") in connection with the Special Meeting of Shareholders (the "Special Meeting") of the Trust's Target Select Equity Fund (the "Fund") to be held on Thursday, October 19, 2000, at 2:00 p.m. (Eastern Time) at the offices of SEI Investments Company ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456 (the "Proposal"). At the Special Meeting, shareholders of the Fund will be asked to consider and approve a proposed Agreement and Plan of Reorganization and Liquidation (the "Reorganization Agreement") between the Trust, on behalf of the Fund, and Alpha Select Funds ("Alpha Select"), on behalf of its Target Select Equity Fund ("Target Select Fund"), as well as the other matters contemplated therein. A copy of the Reorganization Agreement is attached as Exhibit A.

The Reorganization Agreement provides that the Fund will transfer all of its assets and liabilities to the Target Select Fund, in return for Class I Shares of the Target Select Fund having an equivalent aggregate value (the "Reorganization"). The assets of the Fund will be transferred at their current value as of the Reorganization date, and the shares provided in return will have a total value equal to the transferred net assets, again as of the Reorganization date. The Fund will distribute the shares received by it to its shareholders in a liquidating distribution. Shareholders of the Fund will thus effectively be converted into shareholders of the Target Select Fund. If the Reorganization Agreement is carried out as proposed, there will be no federal or state tax consequences to the Fund or its shareholders.

The Trust is an open-end management investment company, or mutual fund. Turner Investment Partners, Inc. ("Turner") provides investment advisory services to the Fund. Turner also oversees two sub-advisers, Penn Capital Management Company, Inc. and Clover Capital Management, Inc., who provide, along with Turner, day-to-day investment management of certain assets of the Fund.

Alpha Select also is an open-end management investment company, or mutual fund. The Target Select Fund is a newly-organized series of Alpha Select. Concentrated Capital Management, LP ("CCM"), a newly-formed adviser, provides investment advisory services to the Target Select Fund. CCM will oversee a number of sub-advisers who will provide day-to-day investment management of the assets of the Target Select Fund, including Turner, Evergreen Investment Management Company and Mercury Advisors.

This prospectus/proxy statement sets forth the information that a shareholder of the Fund should know before voting on the Reorganization, and should be retained for future reference. The following additional relevant documents have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference in whole or in part:

    (i) A Statement of Additional Information, dated September 29, 2000, relating to this prospectus/proxy statement and the Reorganization is incorporated into this prospectus/proxy statement in its entirety. A copy of such Statement of Additional Information is available upon request and without charge by writing to TIP Funds, P.O. Box 419805, Kansas City, MO 64141-6805 or by calling 1-800-224-6312.

    (ii) The Prospectus for the Trust relating to the Fund, dated January 31, 2000 contains a more detailed discussion of the investment objectives, policies and risks of the Fund. It is incorporated by reference into this prospectus/proxy statement insofar as it relates to the Fund and not to any other fund of the Trust described therein. Copies are available upon request and without charge by calling 1-800-224-6312.

    (iii) A Statement of Additional Information for the Trust, dated January 31, 2000, is incorporated by reference into this prospectus/proxy statement. Copies are available upon request and without charge by calling 1-800-224-6312.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time up until voting results are announced at the Special Meeting or any subsequent meeting resulting from an adjournment of the Special Meeting. You can do this by writing to your Fund's Secretary, c/o Turner Investment Partners, 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania, 19312, or by voting in person at the Special Meeting.

This prospectus/proxy statement constitutes the proxy statement of the Trust for the Special Meeting and is expected to be sent to shareholders on or about September 29, 2000. Only shareholders of record as of the close of business on Friday, September 1, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

READ AND KEEP THESE DOCUMENTS. Please read the entire prospectus/proxy statement, along with the Target Select Fund's preliminary Prospectus, which follows the prospectus/proxy statement, before casting your vote. These documents contain information that is important to your proxy decision, and you should keep them for future reference.

             -------------------------------------------------------
                             YOUR VOTE IS IMPORTANT!
             YOU CAN VOTE EASILY AND QUICKLY. JUST FOLLOW THE SIMPLE
              INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD.
             -------------------------------------------------------


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                              TABLE OF CONTENTS

                                                                                                                    Page
                                                                                                                -------------

SYNOPSIS........................................................................................................      1
       The Reorganization.......................................................................................      1
       Investment Adviser.......................................................................................      1
INFORMATION RELATING TO THE REORGANIZATION......................................................................      1
       Description of the Reorganization........................................................................      1
       Federal Income Taxes.....................................................................................      2
       Capitalization...........................................................................................      2
       The Reorganization Will Have No Immediate Impact on
          Your Fund's Share Price...............................................................................      2
THE REORGANIZATION AGREEMENT....................................................................................      2
REASONS FOR THE REORGANIZATION..................................................................................      3
CONSIDERATIONS OF THE TRUSTEES OF TIP FUNDS.....................................................................      3
COMPARISON OF THE INVESTMENT OBJECTIVES AND POLICIES OF
    THE ALPHA SELECT FUNDS AND THE TIP FUNDS....................................................................      4
       Investment Objectives and Policies.......................................................................      4
       General Investment Policies..............................................................................      5
       Strategies, the Multi-Manager Approach and Risks ........................................................      5
       Performance..............................................................................................      7
       Fund Management .........................................................................................      7
       Special Considerations Regarding the Multi-Adviser Approach..............................................      8
       Manager of Managers Option...............................................................................      8
       Comparison of Fees and Expenses..........................................................................      9
DESCRIPTION OF ALPHA SELECT.....................................................................................     10
DESCRIPTION OF TIP FUNDS........................................................................................     10
ADDITIONAL INFORMATION..........................................................................................     10
       The Administrator........................................................................................     10
       The Transfer Agent and Custodian.........................................................................     10
       The Distributor..........................................................................................     10
ADDITIONAL INFORMATION ABOUT THE FUNDS..........................................................................     11
       Prospectuses.............................................................................................     11
       Statement of Additional Information......................................................................     11
       Shareholder Reports......................................................................................     11
FUND TRANSACTIONS...............................................................................................     11
SHAREHOLDER RIGHTS..............................................................................................     12
       General..................................................................................................     12
       Shares...................................................................................................     12
       Shareholder Voting.......................................................................................     12
       Shareholder Meetings.....................................................................................     12
       Election and Term of Trustees............................................................................     12
       Shareholder Liability....................................................................................     13
       Liability of Trustees....................................................................................     13
LEGAL MATTERS...................................................................................................     14
VOTING ON THE REORGANIZATION AGREEMENT..........................................................................     14
       General Information......................................................................................     14
       Vote Required to Approve Reorganization Agreement........................................................     14
       Outstanding Shares.......................................................................................     14
       Beneficial Owners........................................................................................     15
       Expenses.................................................................................................     15
OTHER BUSINESS..................................................................................................     16
SHAREHOLDER INQUIRIES...........................................................................................     16
EXHIBIT A - FORM OF AGREEMENT AND PLAN
    OF REORGANIZATION AND LIQUIDATION...........................................................................    A-1

                                    SYNOPSIS

The following is a summary of certain key information concerning the Reorganization Agreement. More detailed information appears throughout this prospectus/proxy statement and is qualified by reference to the more complete information contained herein and in the attached Exhibit A. You should read this entire prospectus/proxy statement carefully.

THE REORGANIZATION

The Board of the Trust, including those Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 ("1940 Act"), has unanimously approved, subject to shareholder approval, the Trust's entry into the Reorganization Agreement on behalf of the Fund. The Reorganization Agreement provides that the assets and liabilities of the Fund will be transferred to the Target Select Fund at their current value on the date of the transaction, and that the Class I Shares provided in return will have a total value equal to the total value of the transferred net assets, again as of the transaction date. Finally, the Reorganization Agreement calls for the Fund to distribute the shares received by it to its shareholders in a liquidating distribution. Shareholders of the Fund will thus effectively be converted into shareholders of the Target Select Fund. There will be no federal tax consequences to the Fund or to its shareholders, and no sales charge will be imposed in connection with this transaction.

The Board of the Trust, including the Trustees who are not "interested persons," has concluded that the Reorganization would be in the best interests of the Fund and its shareholders and that the interests of existing shareholders in the Fund would not be diluted as a result of the transaction contemplated by the Reorganization. The Board of the Trust recommends that you vote for the approval of the Reorganization Agreement.

INVESTMENT ADVISER

Turner currently advises and oversees other sub-advisers, and manages assets of the Fund directly. With the Target Select Fund, a newly-formed adviser, CCM, will oversee the three sub-advisers, including Turner. See page 4.


                   INFORMATION RELATING TO THE REORGANIZATION

DESCRIPTION OF THE REORGANIZATION

The following summary is qualified in its entirety by reference to the Reorganization Agreement found in Exhibit A.

The Reorganization Agreement provides that all of the assets and liabilities of the Fund will be transferred to the Target Select Fund, a separate series of Alpha Select, at the close of business on October 23, 2000, or such later date as is agreed to by the parties (the "Effective Time"). In exchange for the transfer of these assets, the Target Select Fund will simultaneously issue to the Trust, at the Effective Time, a number of full and fractional Class I Shares equal in value to the net asset value of the Fund immediately prior to the Effective Time.

Following the transfer of assets and liabilities in exchange for Target Select Fund shares, the Fund will distribute PRO RATA the shares received to its shareholders in a liquidating distribution. Each shareholder of the Fund owning shares at the Effective Time will receive Target Select Fund shares of equal value. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Fund's shareholders on the share records of Alpha Select's transfer agent. Each account will represent the respective PRO RATA number of full and fractional Class I Shares of Alpha Select due to the shareholders of the Fund. Alpha Select does not issue share certificates to shareholders. Class I Shares of Target Select Fund will have no preemptive or conversion rights. After the Reorganization, the Fund will cease operations.

The Reorganization is subject to a number of conditions, including the receipt of certain legal opinions described in the Reorganization Agreement (including an opinion of counsel that the Fund shares issued in accordance with the terms of the Reorganization Agreement will be validly issued, fully paid and non-assessable); the receipt of certain certificates from the parties concerning aggregate asset values; and the parties' performance in all material respects of the agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Effective Time of the Reorganization will be October 23, 2000, or such later date as is agreed to by the parties. The Reorganization Agreement and the Reorganization may be abandoned without penalty at any time prior to the Effective

Time of the Reorganization by resolution of the Board of the Trust or of the Board of Alpha Select (or at the discretion of any duly authorized officer of either entity) if circumstances should develop that, in the opinion of either Board (or any such officer of either entity), make it inadvisable to proceed with the Reorganization.

After the completion of the Reorganization, any cost incurred as a result of repositioning Target Select Fund assets to meet stated investment objectives will be born by Turner. In addition, the Target Select Fund may incur capital gains as a result of portfolio repositioning. Such gains are not expected to be significant.

FEDERAL INCOME TAXES

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. If it qualifies, shareholders of the Fund will not recognize gain or loss in the transaction; the tax basis of the Target Select Fund shares received will be the same as the tax basis of the Fund shares surrendered; and the holding period of the Target Select Fund shares received will include the holding period of the Fund's shares surrendered, provided that the shares surrendered were capital assets in the hands of the Fund's shareholders at the time of the transaction. As a condition to the closing of the Reorganization, the Fund will receive an opinion from counsel to that effect. Turner, on behalf of the Fund, has not sought a tax ruling from the Internal Revenue Service. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including state and local tax consequences. TURNER DOES NOT ANTICIPATE THAT SECURITIES TRANSFERRED TO THE TARGET SELECT FUND WILL BE SOLD IN SIGNIFICANT AMOUNTS TO CARRY OUT ITS INVESTMENT POLICIES OR STRATEGIES.

CAPITALIZATION

The following table sets forth as of August 31, 2000: (i) the capitalization of each Fund; and (ii) the PRO FORMA combined capitalization of the Target Select Fund, assuming the Reorganization has been approved.

                                                      NET ASSET VALUE          SHARES
           FUND                   NET ASSETS             PER SHARE           OUTSTANDING
----------------------           -------------        ---------------      ---------------
TIP FUNDS
Target Select Equity Fund        $4,779,976.66            $23.40             204,310.005

ALPHA SELECT FUNDS
Target Select Equity Fund             $0                    N/A                   0

PRO FORMA ALPHA SELECT
Target Select Equity Fund        $4,779,976.66            $23.40             204,310.005

THE REORGANIZATION WILL HAVE NO IMMEDIATE IMPACT ON THE FUND'S SHARE PRICE

On the day of the Reorganization, Target Select Fund's share price will be the same as that of the Fund. The Reorganization will not cause the Fund's share price to go up or down, and you will own the same number of shares after the Reorganization as you owned prior to the Reorganization. Any declared but undistributed dividends or capital gains will carry over in the Reorganization.


                          THE REORGANIZATION AGREEMENT

The Reorganization Agreement provides that all of the assets and liabilities of the Fund will be transferred to the Target Select Fund, a corresponding series of Alpha Select, in return for Class I Shares of the Target Select Fund having an equivalent aggregate value. The assets and liabilities of the Fund will be transferred to Target Select Fund at their current value on the date of the transaction, and the shares provided in return will have a total value equal to the total value of the transferred net assets, again as of the transaction date. Finally, the Fund will distribute the shares received by it to its shareholders in a liquidating distribution.

The Reorganization Agreement provides that the Trust will receive, prior to the closing, an opinion of counsel to the effect that: (i) Alpha Select and the Target Select Fund are duly organized and validly existing under the laws of the State of Delaware; (ii) Alpha Select is an open-end management investment company registered under the 1940 Act; (iii) the Agreement and the Reorganization provided for therein and the execution of the Agreement have been duly authorized and approved by all requisite action of Alpha Select, and has been duly executed and delivered by Alpha Select on behalf of the Target Select Fund and is a valid and binding obligation of the Target Select Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance, and similar laws or court decisions regarding enforcement of creditors' rights generally; and (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency is required for Alpha Select to enter into the Reorganization Agreement or carry out its terms on behalf of the Target Select Fund that has not been obtained other than where the failure to obtain such consent, approval, order, or authorization would not have a material adverse affect on the operations of the Target Select Fund.

In addition, Alpha Select shall have received, prior to the closing, an opinion of counsel to the effect that: (i) the Trust and the Fund are duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the Trust is an open-end management investment company registered under the 1940 Act; (iii) the Reorganization Agreement, the Reorganization provided for therein, and the execution of the Reorganization Agreement have been duly authorized and approved by all requisite corporate action of the Trust and the Reorganization Agreement has been duly executed and delivered by the Trust and is a valid and binding obligation of the Trust, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any federal or state court or administration or regulatory agency is required for the Trust to enter into the Reorganization Agreement or carry out its terms on behalf of the Fund that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Trust or the Fund; and (v) the Trust shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with the Reorganization Agreement, will be validly issued, fully paid and non-assessable.


                         REASONS FOR THE REORGANIZATION

The Reorganization has been proposed to enable the Fund to better focus its marketing efforts. Specifically, Alpha Select will be available to investors in both retail and institutional distribution channels. As a result, the Trustees hope that the Fund will achieve operating efficiencies and will realize economies of scale. In addition, the Trustees considered the fact that Morgan, Lewis & Bockius LLP believes that the Reorganization will be tax-free to the Fund's shareholders, and that the costs of the solicitation and the Special Meeting necessary in order to carry out the transaction will be borne by Turner Investment Partners.

Based on the factors described above, the Trustees, including these Trustees who are not "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act, determined that participation in the Reorganization is in the best interests of the Fund's shareholders and that the interest of the Fund's existing shareholders would not be diluted as a result of the Reorganization. Accordingly, the Trustees recommend that shareholders approve the Reorganization. The Trustees of Alpha Select, including those Trustees who are not "interested persons" of Alpha Select within the meaning of the 1940 Act, also determined that participation in the Reorganization is in the best interests of Alpha Select and the Target Select Fund.


                   CONSIDERATIONS OF THE TRUSTEES OF TIP FUNDS

At a meeting held on February 25, 2000, the Trustees of the Trust reviewed the Reorganization Agreement and determined that the Reorganization is in the best interests of the Trust and the Trust's Shareholders, and that the interests of the Trust's Shareholders will not be diluted as a result of the Reorganization. The Trustees determined to recommend that the Shareholders of the Fund approve the Reorganization Agreement and the Reorganization transaction.

In making this determination, the Trustees of the Trust carefully reviewed the terms and provisions of the Reorganization Agreement, the substantial similarity of the objectives, policies and restrictions of the corresponding Alpha Select Funds, the tax consequences of the Reorganization to the Alpha Select Funds and their Shareholders, and the expense ratios of the

Fund and the Target Select Fund. In addition, the Trustees considered the nature and quality of the services expected to be rendered to the Target Select Fund, the compensation payable to the adviser and sub-advisors, the history, reputation, qualification and background of the advisor and sub-advisors and the qualifications of their personnel and financial condition, and the benefits expected to be realized by the Shareholders of the Fund as a result of the Reorganization, including access to broader distribution channels.


     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE TIP FUNDS VOTE FOR
                THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF
                         REORGANIZATION AND LIQUIDATION.


        COMPARISON OF THE INVESTMENT OBJECTIVES, POLICIES, RISKS AND FEES
                   OF THE ALPHA SELECT FUNDS AND THE TIP FUNDS

This section tells you about:

[bullet] The Target Select Fund's investment goal
[bullet] The Target Select Fund's main investment strategies
[bullet] The risks of investing in the Target Select Fund

It compares this information with similar information relating to the Trust and the Fund. There is more information about the Target Select Fund's investment practices in the Statement of Additional Information ("SAI") which legally is a part of this prospectus/proxy statement. For details about how to get an SAI and other reports and information, see the back cover of this prospectus/proxy statement.

INVESTMENT OBJECTIVES AND POLICIES

The Target Select Fund seeks long term capital appreciation. It attempts to achieve this objective by investing primarily (at least 65% of the value of its total assets under normal market conditions) in U.S. and foreign equity securities. This objective is identical to the objective of the Fund.

The sub-advisers of the Target Select Fund will each invest in a limited number (as few as 10) of equity securities that are believed by each sub-adviser to have the greatest return potential. Such a focused security-selection process permits each sub-adviser to act on only the investment ideas that it thinks are its strongest ones. The intent is to avoid diluting fund performance by owning too many securities, so that the positive contributions of winning investments (if any) will prove substantial.

The Target Select Fund brings together each sub-adviser's favorite investment ideas, and access to differing investment styles. Each sub-adviser will apply its own unique stock-picking style. Each sub-adviser's differing style may help to smooth out the volatility of the Fund's overall return. Ideally, when one style is out of favor, the other styles will offer a counterbalancing influence.

CCM is adviser to the Target Select Fund and oversees the sub-advisers. The sub-advisers will be Turner, Mercury Advisors, and Evergreen Investment Management Company. Turner will manage approximately 15-35% of the Target Select Fund's assets, while Mercury Advisors and Evergreen will manage approximately 30-70% and 15-35%, respectively. Turner, as adviser to the Target Select Fund's predecessor, managed over 50% of the Fund's portfolio. Clover Capital Management, Inc. ("Clover Capital"), and Penn Capital, which served as investment sub-advisers to the Fund, are not expected to manage any assets of the Target Select Fund.

GENERAL INVESTMENT POLICIES

The Target Select Fund is designed to provide an investment that combines the investment expertise and best investment ideas of a number of outstanding money-management firms. Under the general supervision of the advisor, the sub-advisers will manage a portion of the Target Select Fund's portfolio on a day-to-day basis. Assets for investment will be allocated to each sub-adviser by Alpha Select's Board of Trustees, based on the recommendation of CCM, as adviser. The expectation is that the allocations will result in a portfolio invested in a variety of equity securities with differing capitalizations and valuations, chosen by differing investment strategies.

The Target Select Fund intends to invest primarily (and, under normal circumstances, at least 65% of total assets) in equity securities of both U.S. and foreign issuers. Selection of equity securities will not be restricted by market capitalization, and each Fund's sub-adviser will employ its own proprietary investment processes in managing assets.

Assets of the Target Select Fund may also be invested in shares of other investment companies, American Depository Receipts ("ADRs") and Real Estate Investment Trusts ("REITs"). The Target Select Fund may also invest up to 15% of its net assets in illiquid securities, invest up to 25% of its total assets in convertible securities (including convertible securities rated below investment grade) purchase unregistered securities that are eligible for re-sale pursuant to Rule 144A under the Securities Act of 1933, as amended, and purchase fixed income securities, including securities rated below investment grade. In addition, the Target Select Fund may effect short sales, purchase securities on a when-issued basis, and may enter into futures and options transactions.

The investment policies of the Fund and the Target Select Fund including the investments and investment techniques, are substantially similar.

STRATEGIES, THE MULTI-MANAGER APPROACH AND RISKS

STRATEGIES
In selecting investments, the sub-advisers employ different strategies: a growth strategy that emphasizes above-average earnings potential; a global strategy that focuses on small capitalization companies; a value strategy that is based on investing in all capitalization companies; and a growth strategy that invests in mid-to-large capitalization companies. Other strategies may be introduced as additional or replacement sub-advisers are hired.

MULTI-MANAGER APPROACH
The Fund's employment of a multi-manager approach is intended to take advantage of the best investment ideas of a number of sub-advisers. Each sub-adviser handles a portion of the Target Select Fund's assets, and is expected to select a relatively small number of securities for its portion of the Target Select Fund per each investment strategy. Such a focused security-selection process permits each manager to act on only the investment ideas that it thinks have the greatest return potential. CCM will also recommend the appointment of additional or replacement sub-advisers to the Target Select Fund's Board of Trustees.

RISKS
The Target Select Fund has its own investment goal and strategies for reaching that goal. The Target Select Fund's sub-advisers will invest Target Select Fund assets in a way that each believes will help the Target Select Fund achieve its goal. Still, investing in the Target Select Fund involves risk and there is no guarantee that the Target Select Fund will achieve its goal. The sub-advisers' judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the sub-advisers do, you could lose money on your investment in the Target Select Fund, just as you could with other investments. A Target Select Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Target Select Fund is based on the market prices of the securities it holds. Since it purchases equity securities, it is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Target Select Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

These factors contribute to price volatility, which is the principal risk of investing in the Target Select Fund. The Target Select Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities as compared to a diversified fund.

Undervalued stocks may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value stock investing typically underperforms the broad market indices when other investing styles, such as growth investing, are in favor.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

The Target Select Fund's investment approach seeks to generate positive returns from the efforts of separate sub-advisers who each manage a portion of the Fund's assets using a specific style. There is a risk, therefore, that the combined performance of the Target Select Fund's various sub-advisers will lag that of funds that employ a single strategy or style. There is also a risk that a sub-adviser's performance in its chosen strategy will lag that of other sub-advisers that utilize a similar approach. In addition, the Target Select Fund is subject to the risk that equity securities generally may underperform compared to debt securities and other asset classes.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. While ADRs are denominated in U.S. dollars, they are subject to currency risk to the extent the underlying stocks are denominated in foreign currencies.

Any micro, small and medium capitalization companies the Target Select Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these micro, small and mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, the share prices of micro-capitalization companies may be extremely volatile.

The Target Select Fund may also, to a limited extent, borrow money and utilize leveraging techniques. The Target Select Fund may invest in securities that fluctuate in value, and investors should expect the Target Select Funds' net asset value per share to fluctuate in value. The value of equity securities may be affected by the financial markets as well as by developments impacting specific issuers. The values of fixed income securities tend to vary inversely with interest rates, and may be affected by market and economic factors, as well as by developments impacting specific issuers. The Target Select Funds' high yield securities, if any, may be volatile and are subject to greater amounts of credit risk than investment grade issuers.

The Strategies and Risks of the Fund and Target Select Fund are substantially similar. The multi-manager approach of the Fund and the Target Select Fund differs in some respects. Under the Fund's multiple sub-adviser structure, Turner was responsible for the continuous review, supervision and administration of the Fund's investment program, which included overseeing two other sub-advisers. In addition, Turner was also responsible for making day-to-day investment decisions for some of the assets of the Fund. Because of this dual role as day-to-day investment adviser and overall manager of the investment program, Turner is essentially responsible for the Fund's performance. Under the Target Select Fund's multiple sub-adviser structure, CCM will similarly be responsible for the continuous review, supervision and administration of the Target Select Fund's investment program, which includes overseeing Turner Investment Partners as one of three sub-advisers. However, CCM will not be responsible for making day-to-day investment decisions for the Target Select Fund, and Turner Investment Partners will only manage approximately 15-35% of the Target Select Fund's assets. In addition, Turner Investment Partners employed sub-advisers that are different from those employed by CCM in managing the Fund.

PERFORMANCE

The table below provides the average annual total return for the Fund for selected time periods. Additional information about the Fund is contained in the Statement of Additional Information relating to this prospectus/proxy statement, and in the Prospectus relating to the Fund. How the Fund has performed in the past does not necessarily indicate how the Target Select Fund will perform in the future, especially since Alpha Select will have different advisory arrangements than the Trust.

         AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 1999

                                              TIP TARGET SELECT EQUITY FUND
                                               ---------------------------
           1 Year ...............................        113.07%

           Since Inception* .....................         63.50%

* TIP Funds Target Select Equity Fund commenced operations on 1/1/98.

The performance information shown above is based on a calendar year. The year-to-date return as of June 30, 2000 was 23.83%


FUND MANAGEMENT

Alpha Select may utilize a "manager of managers" structure, with CCM acting as the investment adviser and manager of managers, and overseeing specialist sub-advisers who make investment decisions on behalf of the Target Select Fund.

             Best Quarter                      Worst Quarter
              -----------                       -----------
                43.45%                            -17.08%
              (12/31/99)                         (9/30/98)

CCM is a professional investment management firm founded in May, 2000. It is sponsored by Turner and CCM Holdings Corp. ("Holdings"). Holdings is the General Partner of CCM. Gregory J. Berlacher, is President and Chief Executive Officer of Holdings. The principal business address of CCM is 1150 First Avenue, Park View Tower, Suite 600, King of Prussia, PA 19406-2816. Mr. Berlacher has been in the investment banking industry for over ten years. He formed his own firm, Emerging Growth Equities, Ltd., in September of 1999.

CCM serves as the investment adviser for the Target Select Fund under an investment advisory agreement with Alpha Select (the "Advisory Agreement"). Under the Advisory Agreement, CCM continuously reviews, supervises and administers the Target Select Fund's investment program, subject to the supervision of, and policies established by, the Alpha Select Board. CCM makes recommendations to the Alpha Select Board with respect to the identification, retention and termination of, and the appropriate allocation of assets to, each of the Target Select Fund's sub-advisers. For its services, CCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.06% of the average daily net assets of the Target Select Fund.

Robert E. Turner is a Trustee of each of the Trust and Alpha Select and will act as portfolio manager of the portion of the assets of the Target Select Fund managed by Turner. Mr. Turner is also Chairman and Chief Investment Officer of Turner. He has held this position since the founding of Turner Investment Partners in 1990. He has been in the investment business since 1982.

In addition to the differences in sub-advisers discussed in this prospectus/proxy statement, the advisory fees paid to CCM by the Target Select Fund provides for performance-based fees. The Target Select Fund will pay CCM an advisory fee that increases if the Target Select Fund outperforms its benchmark index by a certain percentage, and decreases if the Target Select Fund under performs its benchmark index by an equal percentage. CCM will pay the sub-advisers out of the fees it receives, and may pay a sub-adviser higher fees if it outperforms its benchmark index.

SPECIAL CONSIDERATIONS REGARDING THE MULTI-ADVISER APPROACH

CCM, the adviser of the Target Select Fund, oversees the portfolio management services provided to the Target Select Fund by each of the sub-advisers. Subject to the review of Alpha Select's Board, CCM monitors each sub-adviser to ensure that each is managing its segment of the Target Select Fund consistently with the Target Select Fund's investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in Subchapter M of the Internal Revenue Code. CCM also provides the Target Select Fund with certain administrative services, including maintenance of certain Target Select Fund records and assistance in the preparation of the Target Select Fund's registration statement under federal and state laws. Because each sub-adviser will be managing its segment of the Target Select Fund independently from the other sub-advisers, the same security may be held in two different segments of the Target Select Fund, or may be acquired for one segment at a time when the sub-adviser of another segment deems it appropriate to dispose of the security from that other segment. Similarly, under some market conditions, one or more of the sub-advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when it or another sub-adviser believes continued exposure to the equity markets is inappropriate for its segment(s) of the Target Select Fund. Because each sub-adviser directs the trading for its own segment, and does not aggregate its transactions with those of the other sub-advisers, the Target Select Fund may incur higher brokerage costs than would be the case if a single adviser were managing the entire Target Select Fund.

Because each segment of the Fund may perform differently from the other segments depending upon the investment style employed, the investments held and changing market conditions, one segment may be larger or smaller at various times than the other segments. Periodically, capital activity will be apportioned to preserve the initial allocation designated for each segment's investment style. However, the Adviser may, subject to review by the Trustees, allocate new investment capital differently. This action may be necessary, if for example, a Sub-Adviser determined that it desires no additional investment capital for a segment or if an investment style becomes out of favor or more profitable than other investment styles.

MANAGER OF MANAGERS OPTION

In the future, Alpha Select and CCM expect to achieve the Target Select Fund's investment objective by using a "manager of managers" structure. Under a manager of managers structure, CCM would act as investment adviser in much the same way as is currently contemplated. However, as manager of managers, CCM would be permitted, subject to direction from and oversight by the Alpha Select Board, to allocate and reallocate assets among sub-advisers, and to recommend that the Alpha Select Board hires, terminates or replaces sub-advisers without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisers, the Target Select Fund anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies.

Before it can operate using a manager of managers structure, Alpha Select and CCM will have to obtain exemptive relief from the SEC to permit such an arrangement. An application has been submitted to the SEC to obtain such an order. There is no assurance, however, that it will be granted. The initial shareholder of the Target Select Fund voted to vest authority to implement a manager of managers structure with the Alpha Select Board, and such a structure may be adopted without shareholder approval. However, shareholders of the Target Select Fund will be given at least 30 days' prior written notice of any such change, and any such change would only be made if the Alpha Select Board determines that it would be in the best interests of the Target Select Fund and its shareholders. In making that determination, the Trustees will consider, among other factors, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies.

COMPARISON OF FEES AND EXPENSES

The following table compares the annual operating expenses, including advisory fees, of the Fund to those of the Target Select Fund.

                            ANNUAL OPERATING EXPENSES
                     (As a percentage of average net assets)

                                                                  TIP Funds       Alpha Select Funds
                                                                Target Select     Target Select Fund
                                                                 Equity Fund       (Class I Shares)
                                                                -------------      ----------------
Investment Advisory Fees..................................         1.05%                1.06%*
12b-1 Fees................................................          None                 None
Other Expenses............................................         9.14%                9.14%**
                                                                  ------                ------
Total Annual Fund Operating Expenses......................        10.19%               10.20%
Fee Waivers and Expense Reimbursements....................        (8.89%)              (8.98%)
                                                                  ------                ------
Net Total Operating Expenses..............................         1.30%***             1.22%****

  * The advisory fee is subject to a performance adjustment based on the Target Select Fund's performance relative to the performance of the Russell 3000 Index, its benchmark. An index measures the market price of a specific group of securities in a market sector. The Russell 3000 Index is a widely-recognized, capitalization-weighted index of the 3000 largest United States companies.

       If the Target Select Fund outperforms its benchmark by a set amount, CCM will receive higher advisory fees. Conversely, if the Target Select Fund underperforms its benchmark by the same amount, CCM will receive lower advisory fees. Accordingly, the overall fee may vary by 0.15% either way. The Target Select Fund's SAI contains detailed information about its benchmark, as well as any possible performance-based adjustments to CCM fees. These performance-based adjustments will take effect after the Target Select Fund has been in operation for more than one year.

  ** Other Expenses for Target Select are estimated for the current year, and are based on the actual asset base of TIP Funds Target Select Equity Fund.

  *** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.30% for a period of one year, or from exceeding 1.80% in any subsequent year.

  **** The Target Select Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses of the Shares from exceeding 1.22% for a period of one year, or from exceeding 1.50% in any subsequent year.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in the Target Select Fund.

The example assumes that you invest $10,000 in each fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR         3 YEARS        5 YEARS      10 YEARS
                                             -------------------------------------------------------
TIP FUNDS TARGET SELECT EQUITY FUND              $132           $520           $936         $2,120
TARGET SELECT  FUND (CLASS I SHARES)             $124           $447           $792         $1,767

SHAREHOLDER INFORMATION

The current purchase and redemption procedures and exchange privileges for the Fund are substantially similar to those of the Target Select Fund. However, the Target Select Fund offers multiple classes of shares, some of which have sales charges and/or Rule 12b-1 or shareholder servicing plans. Specifically, the Class A Shares of the Target Select Equity Fund are sold subject to a front-end sales charge and a 0.25% shareholder servicing fee. The Class C shares of the Target Select Equity Fund are sold subject to a 1.00% contingent-deferred sales charge, and pay a 0.75% Rule 12b-1 fee and a 0.25% shareholder servicing fee. Class I Shares of the Target Select Fund are sold without a sales charge and do not pay any Rule 12b-1 or shareholder serving fees.


                           DESCRIPTION OF ALPHA SELECT

Alpha Select was organized under Delaware law as a business trust pursuant to a Declaration of Trust dated October 25, 1993, as amended on October 7, 1998. Alpha Select is an open-end management investment company registered under the 1940 Act, and has authorized capital consisting of an unlimited number of units of beneficial interest without par value. Each series of Alpha Select has Class A, Class C, and Class I Shares. The Target Select Fund is a duly organized and validly existing separate series of Alpha Select.


                            DESCRIPTION OF TIP FUNDS

The Trust was organized under Massachusetts law as a business trust pursuant to an Agreement and Declaration of Trust dated January 26, 1996, as amended on February 21, 1997. The Trust is an open-end management investment company registered under the 1940 Act and has authorized capital consisting of an unlimited number of units of beneficial interest, each with a par value of $.00001. The Fund currently has only one class of shares. The Fund is duly organized and validly existing series of the Trust.


                             ADDITIONAL INFORMATION

Alpha Select and the Trust each have a different Board of Trustees. However, the Trust has the same administrator, custodian, distributor and transfer agent as Alpha Select, as well as the same principal executive officers.

THE ADMINISTRATOR

SEI Investments Mutual Funds Services (the "Administrator") provides both the Trust and Alpha Select with administrative services, including regulatory reporting and all necessary office space, equipment, personnel, and facilities.

For these administrative services, the Administrator is entitled to a fee from Alpha Select, which is calculated daily and paid monthly, at an annual rate of 0.09% of Alpha Select's average daily net assets up to $250 million, 0.07% on the next $250 million of such assets, 0.06% on the next $250 million of such assets, 0.05% of the next $1.25 million of such assets, and 0.04% of such assets in excess of $2 billion. Alpha Select is subject to a minimum annual administration fee of $75,000.

The Administrator also serves as shareholder servicing agent for both the Trust and Alpha Select under a shareholder servicing agreement with each trust.

THE TRANSFER AGENT AND CUSTODIAN

DST Systems, Inc. (the "Transfer Agent"), 330 W. 9th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for both the Trust and Alpha Select under a transfer agency agreement with each trust. First Union National Bank (an affiliate of Evergreen), Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of Alpha Select and the Trust.

THE DISTRIBUTOR

SEI Investments Distribution Co. ("SIDCO"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company, acts as distributor for both the Trust and Alpha Select pursuant to a distribution agreement (the "Distribution Agreement"). SIDCO will receive Rule 12b-1 fees from the Class C Shares of Alpha Select, but Class I Shares of Alpha Select do not pay any compensation to SIDCO.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

You may obtain additional information about the Target Select Fund in the following ways:

PROSPECTUSES

The Fund has a Prospectus that contains information about its operation and management. The Prospectus dated January 31, 2000, is on file with the Securities and Exchange Commission, and is incorporated herein by reference and accompanies this prospectus/proxy statement.

STATEMENT OF ADDITIONAL INFORMATION

In addition to the Prospectus, the Fund has a Statement of Additional Information ("SAI") that contains additional, more detailed information about the Fund. The SAI dated January 31, 2000, is on file with the Securities and Exchange Commission and is incorporated by reference into this prospectus/ proxy statement.

SHAREHOLDER REPORTS

The financial statements of the Fund contained in the Trust Annual Report to shareholders for the fiscal year ended September 30, 1999, has been audited by Ernst & Young LLP, its independent auditors. Also, unaudited financial statements of the Fund are contained in the Trust's most recent Semi-Annual Report to shareholders for the period ended March 31, 2000. These financial statements are incorporated by reference into this prospectus/proxy statement insofar as they relate to the Fund, and not to any other portfolios that are a part of the Trust and described therein. A copy of the Trust's Annual Report, which includes discussions of the performance of the Fund, and the most recent Semi-Annual Report, may be obtained by writing the Trust at P.O. Box 419805, Kansas City, Missouri 64141-6805, or by calling 1-800-224-6312. The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance herewith files reports and other information with the SEC.

Information about the Trust and Alpha Select, including the Prospectus, SAI, and shareholder reports of the Fund, may be obtained from the SEC in any of the following ways: (1) in person: you may review and copy documents in the SEC's Public Reference Room in Washington D.C. (for information call 1-202-942-8090); or at 7 World Trade Center, Suite 1300, New York, NY, 10048; (2) on-line:
you may retrieve information from the SEC's web site at "http://www.sec.gov";
(3) mail: you may request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549; or (4) e-mail: you may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Trust's 1940 Act registration number is 811_07527 and Alpha Select's 1940 Act registration number is 811-8104.

DIVIDEND POLICIES

The Fund distributes its investment income quarterly as a dividend to shareholders. The Target Select Fund, however, will distribute its investment income annually as a dividend to shareholders. Each fund has a policy of making distributions of capital gains, in any, at least annually.


                                FUND TRANSACTIONS

The policies regarding portfolio transactions of the Trust and Alpha Select are substantially identical. Please refer to the Prospectuses for more information.

                               SHAREHOLDER RIGHTS

GENERAL

The Trust was established as a business trust under Massachusetts law by a Declaration of Trust dated January 26, 1996, as amended and restated on February 21, 1997. The Fund is also governed by its By-Laws and by applicable Massachusetts law.

Alpha Select was established as a business trust under Delaware law by a Declaration of Trust dated October 25, 1993, as amended and restated on October 7, 1998. Alpha Select is also governed by its By-Laws and by applicable Delaware law.

SHARES

The Trust is authorized to issue an unlimited number shares of beneficial interest, with a par value of $.00001 per share, from an unlimited number of series (portfolios) of shares. The shares of each TIP Fund have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

Alpha Select is authorized to issue an unlimited number shares of beneficial interest, with no par value, from an unlimited number of series (portfolios) of shares. The shares of each Alpha Select Fund have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

SHAREHOLDER VOTING

Shareholders of the Fund have identical voting rights. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares. The shares of the Fund have non-cumulative voting rights, which means the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if the holders choose to do so. At shareholder meetings, the holders of more than 50% of a portfolio's shares entitled to vote at the meeting generally constitute a quorum. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares, and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

Shareholders of Alpha Select have IDENTICAL voting rights.

SHAREHOLDER MEETINGS

Annual meetings of shareholders of the Trust will not be held, but special meetings of shareholders may be held under certain circumstances. A meeting will be held to vote on the removal of a Trustee(s) of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communications in such matters to the extent required by law.

Alpha Select has similar voting provisions.

ELECTION AND TERM OF TRUSTEES

The Fund's affairs are supervised by the Trust's Board of Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. Trustees of the Trust are elected by a majority vote of a quorum cast by written ballot at the regular meeting of shareholders, if any, or at a special meeting held for that purpose. Trustees hold office until their successors are duly elected and qualified or until their death, removal or resignation. Shareholders may remove a Trustee by vote of a majority of the votes entitled to be cast for the election of directors and may elect a successor to fill a resulting vacancy. A Trustee elected thereby serves for the balance of the term of the removed Trustee.

Alpha Select has similar requirements regarding Trustees, who are governed by the laws governing business trusts in the State of Delaware.

SHAREHOLDER LIABILITY

The shareholders of the Fund generally are not personally liable for the acts, omissions or obligations of the Trust's Trustees or of the Trust.

Shareholders of the Target Select Fund generally are not personally liable for acts, omissions or obligations of Alpha Select's Trustees or of Alpha Select.

LIABILITY OF TRUSTEES

The Trust's Trustees shall not be personally liable for any obligation of the Fund. The Fund will indemnify its Trustees and officers out of Fund assets against all liabilities and expenses except for liabilities arising from such person's self-dealing, willful misconduct or recklessness.

Alpha Select has similar provisions regarding Alpha Select's Trustee liability.

                                 LEGAL MATTERS

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103, serves as counsel to the Trust and Alpha Select.

         THE BOARD OF TRUSTEES OF TIP FUNDS RECOMMEND THAT YOU VOTE FOR
            APPROVAL OF THE REORGANIZATION AGREEMENT AND THE PROPOSAL
                  DESCRIBED IN THIS PROSPECTUS/PROXY STATEMENT.


                     VOTING ON THE REORGANIZATION AGREEMENT


GENERAL INFORMATION

This prospectus/proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust in connection with the Special Meeting. It is expected that the solicitation of proxies will be primarily by mail. You may also vote over the internet or by telephone. Please follow the enclosed instructions to utilize these methods of voting. Officers of the Fund and Turner Investment Partners may also solicit proxies by telephone, telegraph, facsimile or in person. The cost of solicitation and the Special Meeting will be borne by Turner Investment Partners.

VOTE REQUIRED TO APPROVE REORGANIZATION AGREEMENT

Shareholders of the Fund on the Record Date will be entitled to one vote per share then held and a fractional vote for each fractional share then held. Approval of the Reorganization Agreement requires the affirmative vote of a majority of the outstanding voting securities entitled to vote. Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Fund a written notice of revocation or a subsequently executed proxy, or by attending the Special Meeting and voting in person.

Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization Agreement. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non_votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter) will be treated as shares that are present at the Special Meeting but which have not been voted. For this reason, abstentions and broker non_votes will have the effect of a vote against approval of the Reorganization Agreement.

If sufficient votes in favor of the proposal are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a reasonable period of time to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the session of the Special Meeting (or any subsequent meeting as a result of any adjournments) to be adjourned. The persons named as proxies will vote for an adjournment any proxies which they are entitled to vote in favor of the proposal. They will vote as against any proxies required to be voted against the proposal. The costs of any additional solicitation and of any adjourned session will be borne by Turner Investment Partners.

OUTSTANDING SHARES

Only shareholders of record on the Record Date are entitled to notice of and to vote at the Special Meeting and any adjournment thereof. At the close of business on the Record Date there were outstanding and entitled to vote:

         206,360.881 shares of the Target Select Equity Fund of TIP Funds.

BENEFICIAL OWNERS

The following table sets forth certain information as of August 31, 2000, concerning each person who owned, of record or beneficially, 5% or more of the shares of the Fund. Turner Investment Partners may be deemed to "beneficially own" a substantial number of shares of the Fund because their investment advisory relationships may permit them to dispose of shares or advise Shareholders to dispose of shares. Turner Investment Partners may be deemed to control the Fund if it beneficially owns more than 25% of the Fund outstanding shares. Turner does not vote shares of the Fund for any of its clients.


--------------------------------------------------------------------------------
                       TIP FUNDS TARGET SELECT EQUITY FUND
--------------------------------------------------------------------------------
                                                    PERCENTAGE OF SHARES
       NAME AND ADDRESS                           OWNED BEFORE REORGANIZATION
--------------------------------------------------------------------------------

       Donaldson Lufkin Jenrette Secs Corp
       Pershing Division
       P.O. Box 2052
       Jersey City, NJ 07399-0001                            5.56%
--------------------------------------------------------------------------------

       Charles Schwab & Co., Inc
       Attn Mutual Funds/Team S
       4500 Cherry Creek Dr. S Fl 3
       Denver, CO80209                                      17.51%
--------------------------------------------------------------------------------

       Carolyn Turner, TR
       U/A
       Robert E. Turner, Jr. Trust
       9 Horeshoe Ln
       Paoli, PA 19301-1909                                 22.16%
--------------------------------------------------------------------------------

       Robert & Carolyn Turner Foundation
       9 Horeshoe Ln
       Paoli, PA 19301-1909                                 11.73%
--------------------------------------------------------------------------------

       Muriel J. % Peter J. Moran TR
       U/A DTD 02/12/1998
       Peter J. Moran Family Trust
       FBO N. Sharkey K. Borges P. Moran III
       180 Country Ln
       Phoenixville, PA19460-1703                           14.28%
--------------------------------------------------------------------------------

*  Record and Beneficial Ownership.

As of Record Date the Trustees and officers of the Trust as a group owned 23% of the total outstanding shares of the Fund.


EXPENSES
All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by Turner. In order to obtain the necessary quorum at the Special Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of Turner, SEI Investments or the Trust. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

                                 OTHER BUSINESS

The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxy.

                              SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Trust in writing at the address on the cover page of this Prospectus/Proxy Statement or by telephoning 1-800-224-6312.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO UTILIZE THESE METHODS OF VOTING.

                                                                       EXHIBIT A

                           FORM OF AGREEMENT AND PLAN
                        OF REORGANIZATION AND LIQUIDATION


     AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of February 25, 2000 (the "Agreement"), by and between the TIP Funds (the "TIP Trust"), a Massachusetts business trust, on behalf of the TIP Target Select Equity Fund (collectively, the "Acquired Fund"), and Alpha Select Funds ("Alpha Select Trust"), a Delaware business trust, on behalf of the Target Select Equity Fund (the "Acquiring Fund").

     WHEREAS, TIP Trust was organized under Massachusetts law as a business trust under a Declaration of Trust dated January 26, 1996, and amended on February 21, 1997. TIP Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). TIP Trust has authorized capital consisting of an unlimited number of units of beneficial interest without par value of separate series of TIP Trust. The Acquired Fund is a duly organized and validly existing series of TIP Trust;

     WHEREAS, Alpha Select Trust was organized under Delaware law as a business trust under a Declaration of Trust dated October 25, 1993, and amended on December 10, 1998. Alpha Select Trust is an open-end management investment company registered under the 1940 Act. Alpha Select Trust has authorized capital consisting of an unlimited number of units of beneficial interest with a par value of $.00001 of separate series of Alpha Select Trust. The Acquiring Fund is a duly organized and validly existing series of the Alpha Select Trust;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to effect the transfer of all of the assets of the Acquired Fund solely in exchange for the assumption by the Acquiring Fund of all or substantially all of the liabilities of the Acquired Fund and units of beneficial interest of the Acquiring Fund ("Acquiring Fund Shares") followed by the distribution, at the Effective Time (as defined in Section 9 of this Agreement), of such Acquiring Fund Shares to the holders of units of beneficial interest of the Acquired Fund ("Acquired Fund Shares") on the terms and conditions hereinafter set forth in liquidation of the Acquired Fund. The parties hereto covenant and agree as follows:

1. PLAN OF REORGANIZATION. At the Effective Time, the Acquired Fund will assign, deliver and otherwise transfer all of their assets and good and marketable title thereto, and assign all or substantially all of the liabilities as are set forth in a statement of assets and responsibilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the Acquiring Fund free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and the Acquiring Fund shall acquire all such assets, and shall assume all such liabilities of the Acquired Fund, in exchange for delivery to the Acquired Fund by the Acquiring Fund of a number of Acquiring Fund Shares (both full and fractional) equivalent in number and value to the Acquired Fund Shares outstanding immediately prior to the Effective Time. The assets and stated liabilities of the Acquired Fund, as set forth in the Statement of Assets and Liabilities attached hereto as Exhibit A, shall be exclusively assigned to and assumed by the Acquiring Fund. All debts, liabilities, obligations and duties of the Acquired Fund, to the extent that they exist at or after the Effective Time and are stated in the Statement of Assets and Liabilities, shall after the Effective Time attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

2. TRANSFER OF ASSETS. The assets of the Acquired Fund to be acquired by the Acquiring Fund and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Fund and other property owned by the Acquired Fund at the Effective Time.

3. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND. At the Effective Time, the Acquired Fund will liquidate and the Acquiring Fund Shares (both full and fractional) received by the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the Effective Time in exchange for their respective Acquired Fund Shares and in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive a number of Acquiring Fund Shares equal in number and value to the Acquired Fund Shares held by that shareholder, and each Acquiring Fund and Acquired

Fund share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of the Acquired Fund and representing the respective number of Acquiring Fund Shares due such shareholder. As soon as practicable after the Effective Time, TIP Trust shall take all steps as shall be necessary and proper to effect a complete termination of the Acquired Fund.

4. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

   (a) ORGANIZATION, EXISTENCE, ETC. Alpha Select Trust is a business trust duly organized and validly existing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted.

   (b) REGISTRATION AS INVESTMENT COMPANY. Alpha Select Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

   (c) FINANCIAL STATEMENTS. The unaudited financial statements, if any, of Alpha Select Trust relating to the Acquiring Fund dated as of MARCH 31, 2000 (the "Acquiring Fund Financial Statements"), which will, if available, be delivered to the Acquired Fund as of the Effective Time, will fairly present the financial position of the Acquiring Fund as of the date thereof.

   (d) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Fund Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable. Prior to the Effective Time, there shall be no issued and outstanding Acquiring Fund Shares or any other securities issued by the Acquiring Fund.

   (e) AUTHORITY RELATIVE TO THIS AGREEMENT. Alpha Select Trust, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the Alpha Select Trust Board of Trustees, and no other proceedings by the Acquiring Fund are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The Acquiring Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

   (f) LIABILITIES. There are no liabilities of the Acquiring Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to the date of the Statements and up to the Effective Time or otherwise previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund. The Alpha Select Trust's Registration Statement, which is on file with the Securities and Exchange Commission, does not contain an untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

   (g) LITIGATION. Except as previously disclosed to the Acquired Fund, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the Acquiring Fund, threatened which would materially adversely affect the Acquiring Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

   (h) CONTRACTS. Except for contracts and agreements disclosed to the Acquired Fund, under which no default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Acquiring Fund.

   (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

5. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

   (a) ORGANIZATION, EXISTENCE, ETC. TIP Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

   (b) REGISTRATION AS INVESTMENT COMPANY. TIP Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

   (c) FINANCIAL STATEMENTS. The audited financial statements of the TIP Trust relating to the Acquired Fund for the fiscal year ended September 30, 1999 and the unaudited financial statements of the Acquired Fund dated as of March 31, 2000 (the "Acquired Fund Financial Statements"), as delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated.

   (d) MARKETABLE TITLE TO ASSETS. The Acquired Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Fund. Upon delivery and payment for such assets, the Acquiring Fund will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

   (e) AUTHORITY RELATIVE TO THIS AGREEMENT. TIP Trust, on behalf of the Acquired Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by TIP Trust's Board of Trustees, and, except for approval by the shareholders of the Acquired Fund, no other proceedings by the Acquired Fund are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The Acquired Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

   (f) LIABILITIES. There are no liabilities of the Acquired Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to October 23, 2000 or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund. TIP Trust's Registration Statement, which is on file with the Securities and Exchange Commission, does not contain an untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

   (g) LITIGATION. Except as previously disclosed to the Acquiring Fund, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquired Fund, threatened which would materially adversely affect the Acquired Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

   (h) CONTRACTS. Except for contracts and agreements disclosed to the Acquiring Fund, under which no default exists, the Acquired Fund, at the Effective Time, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

   (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

   (a) All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

   (b) The Acquiring Fund shall have received an opinion of counsel for the Acquired Fund, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquiring Fund, to the effect that
   (i) the Acquired Fund is duly organized and validly existing series of TIP Trust under the laws of the Commonwealth of Massachusetts; (ii) TIP Trust is an open-end management investment company registered under the 1940 Act;
   (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquired Fund and this Agreement has been duly executed and delivered by TIP Trust on behalf of the Acquired Fund and is a valid and binding obligation of the Acquired Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for the Acquired Fund to enter into this Agreement or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Fund; and (v) upon consummation of this Agreement, the Acquiring Fund shall have acquired all of the Acquired Fund's assets listed in the Statement of Assets and Liabilities, free and clear of all liens encumbrances or adverse claims.

   (c) The Acquired Fund shall have delivered to the Acquiring Fund at the Effective Time the Acquired Fund's Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Acquired Fund as to the aggregate asset value of the Acquired Fund's portfolio securities.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

   (a) All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

   (b) The Acquired Fund shall have received an opinion of counsel for the Acquiring Fund, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquired Fund, to the effect that:
   (i) the Acquiring Fund is duly organized and validly existing series of Alpha Select Trust under the laws of the State of Delaware; (ii) Alpha Select Trust is an open-end management investment company registered under the 1940 Act;
   (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of the Acquiring Fund and this Agreement has been duly executed and delivered by the Acquiring Fund and is a valid and binding obligation of the Acquiring Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for the Acquiring Fund to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquiring Fund; and (v) the Acquiring Fund Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE ACQUIRING FUND. The obligations of the Acquired Fund and the Acquiring Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

   (a) Such authority from the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

   (b) With respect to the Acquired Fund, TIP Trust will call a meeting of shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval by shareholders of each of the Acquired Fund of this Agreement and the transactions contemplated herein, including the Reorganization and the termination of the Acquired Fund if the Reorganization is consummated. TIP Trust has prepared or will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Acquiring Fund has furnished or will furnish a current, effective Prospectus relating to the Acquiring Fund Shares for incorporation within and/or distribution with the Proxy Materials, and with such other information relating to the Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

   (c) The Registration Statement on Form N-1A of the Acquiring Fund shall be effective under the Securities Act of 1933 and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

   (d) The shares of the Acquiring Fund shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

   (e) The Acquired Fund and the Acquiring Fund shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Fund and the Acquiring Fund substantially to the effect that for Federal income tax purposes:

      (1) No gain or loss will be recognized to the Acquired Fund upon the transfer of its assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's stated liabilities;

      (2) No gain or loss will be recognized to the Acquiring Fund on its receipt of the Acquired Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities;

      (3) The basis of an Acquired Fund's assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Acquired Fund's hands immediately before the conversion;

      (4) The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Acquired Fund will include the holding period of those assets in the Acquired Fund's hands immediately before the conversion;

      (5) No gain or loss will be recognized to the Acquired Fund on the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their Acquired Fund Shares;

      (6) No gain or loss will be recognized to the Acquired Fund's shareholders as a result of the Acquired Fund's distribution of Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for the Acquired Fund's shareholders' Acquired Fund Shares;

      (7) The basis of the Acquiring Fund Shares received by the Acquired Fund's shareholders will be the same as the adjusted basis of the Acquired Fund's shareholders' Acquired Fund Shares surrendered in exchange therefor; and

      (8) The holding period of the Acquiring Fund Shares received by the Acquired Fund's shareholders will include the Acquired Fund's shareholders' holding period for the Acquired Fund's shareholders' Acquired Fund Shares surrendered in exchange therefor, provided that said Acquired Fund Shares were held as capital assets on the date of the conversion.

   (f) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of the Acquired Fund entitled to vote at an annual or special meeting.

   (g) The Board of Trustees of Alpha Select Trust, at a meeting duly called for such purpose, shall have authorized the issuance by the Acquiring Fund of Acquiring Fund Shares at the Effective Time in exchange for the assets of the Acquired Fund pursuant to the terms and provisions of this Agreement.

9. EFFECTIVE TIME OF THE REORGANIZATION. The exchange of the Acquired Fund's assets for Acquiring Fund Shares shall be effective as of close of business on October 23, 2000 or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

10. TERMINATION. This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Trustees of TIP Trust or by a resolution of the Board of Trustees of Alpha Select Fund, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the respective Board, make proceeding with the Agreement inadvisable.

11. AMENDMENT. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the Shareholders' Meeting called on behalf of the Acquired Fund pursuant to Section 8 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Acquired Fund's shareholders under this Agreement to the detriment of the Acquired Fund's shareholders without their further approval.

12. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

13. NOTICES. Any notice, report, statement or demand required or permitted by and provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed as follows:

         if to the Acquiring Fund:

         MR. PETER M. MORAN
         TURNER INVESTMENT PARTNERS, INC.
         1235 WESTLAKES DRIVE, SUITE 350
         BERWYN, PA  19312

         with a copy to:

         JAMES W. JENNINGS, ESQ.
         MORGAN, LEWIS & BOCKIUS LLP
         1701 MARKET STREET
         PHILADELPHIA, PA  19103

         if to the Acquired Fund:

         STEPHEN J. KNEELEY
         TURNER INVESTMENT PARTNERS, INC.
         1235 WESTLAKES DRIVE, SUITE 350
         BERWYN, PA  19312

         with a copy to:

         JOHN H. GRADY, JR., ESQUIRE
         MORGAN, LEWIS & BOCKIUS LLP
         1701 MARKET STREET
         PHILADELPHIA, PA  19103

14. FEES AND EXPENSES.

    (a) Each of the Acquiring Fund and the Acquired Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    (b) Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund will be borne by Turner Investment Partners, Inc. pursuant to a separate agreement. Such expenses include, without limitation,
    (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Proxy Statement under the 1934 Act; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund's shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (iv) postage; (v) printing; (iv) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own Federal and state registration fees.

15. HEADINGS, COUNTERPARTS, ASSIGNMENT.

    (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

    (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

16. ENTIRE AGREEMENT. Each of the Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

17. FURTHER ASSURANCES. Each of the Alpha Select Trust, the Acquiring Fund, the TIP Trust and the Acquired Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

18. BINDING NATURE OF AGREEMENT. As provided in each trust's Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts or State of Delaware, as appropriate, this Agreement was executed by the undersigned officers of Alpha Select Trust and TIP Trust, on behalf of each of the Acquiring Fund and the Acquired Fund, respectively, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers, nor are they binding upon the Trust's other officers and Trustees, individually, but are binding only upon the assets and property of each trust. Moreover, no series of a trust shall be liable for the obligations of any other series of that trust.

Attest:                        TIP FUNDS,
                                         on behalf of its series,
                                         TIP Target Select Equity Fund

________________________                 By:______________________________


Attest:                        ALPHA SELECT FUNDS,
                                         on behalf of its series,
                                         Alpha Select Target Select Equity Fund

________________________                 By:______________________________

                                    TIP FUNDS
                          TIP TARGET SELECT EQUITY FUND

                       SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 19, 2000

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Stephen J. Kneeley and Brian M. Ferko as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the TIP Target Select Equity Fund of TIP Funds (the "Trust") to be held in the offices of SEI Investments Company ("SEI Investments"), Oaks, Pennsylvania 19456, on Thursday, October 19, 2000, at 2 p.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the proposed Agreement and Plan of Reorganization between the Trust, on behalf of the TIP Target Select Equity Fund, and Alpha Select Funds, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1.  Approval of an Agreement and Plan of Reorganization
             and Liquidation providing for the transfer of the assets and liabilities of the TIP Target Select Equity Fund, a portfolio of the TIP Funds, in exchange for shares of the Target Select Equity Fund, a portfolio of the Alpha Select Funds.

             ____For       ____Against      ____Abstain

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:______________, 2000
                                      --------------------------------
                                      Signature of Shareholder


                                      --------------------------------
                                      Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.